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PATIENT SAFETY TECHNOLOGIES, INC.

IDEAS Conference

June 2012

Forward looking statements

The following information contains forward-looking statements. These forward-looking statements are based on Management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, some of which are outside Management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available to Management on this date and Patient Safety Technologies, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See "Risk Factors" discussed from time to time in the reports filed by the Company with the Securities and Exchange Commission, including the Form 10-K.



1 in 8,000 Estimated occurrence rate

4,000 Incidents per year in the US

11 Everyday

$413,000 Estimated per incident costs

$1.7B Avoidable costs per year

The SurgiCount Safety-Sponge® System

80 million+ Safety-Sponges® successfully accounted for

3.8 million+ Successful procedures

260+ Customer hospitals

7 *U.S. News and World Report* Best Hospitals Honor Roll users

0 Safety-Sponges® unaccounted for


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Clinically proven to help eliminate retained surgical sponges

Overview

- Patient Safety Technologies, Inc. conducts its operations through a single wholly-owned operating subsidiary: SurgiCount Medical, Inc.
- The Company's core offering, the Safety-Sponge® System, is a proven, cost-effective and market leading solution to one of the most common errors in surgery, retained surgical sponges
- Well positioned to become the standard of care in an approximately $450 million domestic market opportunity, international approximately two fold
- Multiple product extensions to expand addressable market and drive accelerated adoption
- Attractive business model with significant operating leverage, currently able to operate at approximately cash flow breakeven
- Successful shareholder led restructuring in mid 2010
  - Greatly reduced cost structure, improved profitability and accelerated growth
- Poised for continued growth, increased profitability

An introduction to the SurgiCount Safety-Sponge® System

SurgiCounter™



Safety-Sponges®



SurgiCount360™



- More accurate sponge counts
- Post-operative evidence based outcomes and complete documentation solution

Providing ***net savings*** to user facilities

- National rate of occurrence estimated at 1 in 8,000 general surgeries
- Estimated average national per event costs of $413,000, **$51.63 per procedure**, ***significantly more than the estimated cost per procedure of implementing the Safety-Sponge® System***

1 Retained Sponge per 8,000 Procedures(1)

Costs Per Incident(2):
Legal $345, 000
Medical $68,000
$413,000

$51.63 per procedure

- Legal costs are trending upwards every year
- ***Does not*** include other economic costs, or the real human costs
  - Loss of reputation for involved institutions and clinicians within their communities
  - OR and personnel time, government fines

(1) Estimate based on: Cima R, Kollengode A, Garnatz J, Storsveen A, Weisbrod C, Deschamps C. Incidence and characteristics of potential and actual retained foreign object events in surgical patients. Journal of the American College of Surgeons. 2008; 248:80-87.

(2) Legal: CRICO/RMF Strategies, "2009: Annual Benchmarking Report *Malpractice Risks in Surgery*.", U.S. Health and Human Services. Medical: Average CMS payout per retained sponge incident in 2006.

World class customer list

- 260+ current community, government and teaching hospitals, including 7 US News and World Report 2011-12 Best Hospitals Honor Roll recipients

Mayo Clinic
Brigham and Women's Hospital
UCSF Medical Center
Mount Sinai
Cleveland Clinic
University of Michigan Health System
Loyola Medicine – We also treat the human spirit.
Integris Health
Salem Health
Marion General Hospital – OhioHealth
Sanford Health
Westlake Hospital
St. Peter's Health Care Services
Sinai Hospital
Silver Cross Hospital
Salinas Valley Memorial Healthcare System
The Medical Center
Adventist Health Feather River Hospital
UF&Shands – The University Of Florida Health System
Kalispell Regional Medical Center
Franciscan St. Margaret Health
Franciscan Physicians Hospital
Franciscan St. Anthony Health – Crown Point
Hackensack University Medical Center
Methodist Hospital
VA Greater Los Angeles Healthcare System
University Hospitals
Gillette Children's Specialty Healthcare
VA Wilmington
Franciscan Skemp – Mayo Health System
Ochsner Health System
Sutter Health – With You. For Life.
Jackson Memorial Hospital
Mount Sinai Queens

Validated by the most extensive research ever performed on retained surgical sponges



The Joint Commission

Journal on Quality and Patient Safety

Improvement from Front Office to Front Line

February 2011 Volume 37 Number 2

Eliminating Retained Surgical Sponges

"After 18 months of continuous use of the data-matrix–coded sponge system throughout our surgical practice, in which some 1,862,373 sponges were counted, we had no retained-sponge events." —Cima et al. (p. 55)

Features

Performance Improvement

- Using a Data-Matrix–Coded Sponge Counting System Across a Surgical Practice: Impact After 18 Months

Organizational Change and Learning

- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 1
- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 2

Adverse Events

- The Cost of Serious Fall-Related Injuries at Three Midwestern Hospitals

Health Professions Education

- Trainees' Perceptions of Patient Safety Practices: Recounting Failures of Supervision

Joint Commission Resources

- Multi-year, independent clinical research study on retained surgical sponges recently published in the February 2011 edition of *The Joint Commission Journal on Quality and Patient Safety*
- Key results from the study include:
  - Prior to implementation, a retained sponge occurred on average every 64 days
  - During the study 87,404 procedures were performed over 18 months using 1.9 million Safety-Sponges®, ***none*** were retained
  - Use of the solution caused no workflow disruption or increase in case duration
  - Staff satisfaction was acceptable with a high degree of trust in the system
  - The Safety-Sponge® System was found to be highly reliable and cost effective

Business model overview

- Outsourced manufacturing and partnered distribution strategy
- Significant operating leverage with limited required investment
- Top tier supply chain partners allow for considerable manufacturing and distribution scale and capabilities

A PLUS INTERNATIONAL INC.

- Leading manufacturer of disposable medical and surgical supplies (estimated 35%+ market share)
- China based facilities, headquartered in Chino, CA

CardinalHealth

- Full coverage of entire U.S.
- Logistics, distribution, supply chain and sales / marketing support
- "Preferred RFO solution"

Customer base

- Significant acceleration in new facility implementation
  - 184 facilities installed as of 5/22/12, up 88% since end of 2011
  - 51 new facilities implemented in Q1 2012
    - – Most quarterly installs in Company history
  - Q2 2012 on track to outpace Q1 (35 to date)
- 80 additional facilities under contract with scheduled implementations (264 total)


264
80
184
98
69
32
16
9
4
2006
2007
2008
2009
2010
2011
At 5/22/12
Installed
Under contract with pending scheduled implementation

Revenues

($ in millions)

- Consistent revenue growth since product introduction
- Recent growth in installed base not yet fully reflected in reported revenues
- Q1 2012 reported revenues of $3.1 million
  - Did not include 1.2 million of backorders



$0.1
$1.1
$2.8
$4.5
$5.9
$8.4
$12.4
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
Q1 2012 Run Rate
End of period installed facilities
4
9
16
32
69
98
149

Revenues for FY2010 and FYI 2011 excludes revenues recognized from the Cardinal Health Forward Order.

Financial summary

$ in 000's

				New management								
	2009	Q1 10'	Q2 10'	Q3 10'	Q4 10'	2010	Q1 11'	Q2 11'	Q3 11'	Q4 11'	2011	Q1 12'
Revenues:												
Stocking orders	$4,503.5	$1,034.7	$2,322.4	$2,463.2	$3,100.1	$8,920.4	$627.8	$451.6	$ -	$ -	$1,079.4	$ -
Regular orders	-	1,330.1	1,443.2	1,659.3	1,444.0	5,876.6	1,342.8	2,117.2	2,186.2	2,737.8	8,384.0	3,102.3
Total revenues	4,503.5	2,364.8	3,765.5	4,122.6	4,544.1	14,797.0	1,970.6	2,568.8	2,186.2	2,737.8	9,463.4	3,102.3
Cost of revenues	2,703.9	1,088.9	1,790.4	1,950.6	2,504.3	7,334.1	1,041.1	1,296.2	1,190.9	1,587.8	5,116.0	1,865.7
Gross profit	1,799.6	1,275.9	1,975.2	2,172.0	2,039.8	7,462.9	929.5	1,272.6	995.3	1,150.0	4,347.4	1,236.6
Gross margin	*40.0%*	*54.0%*	*52.5%*	*52.7%*	*44.9%*	*50.4%*	*47.2%*	*49.5%*	*45.5%*	*42.0%*	*45.9%*	*39.9%*
Total operating expenses	12,604.7	2,679.3	3,003.2	1,247.0	2,718.1	9,647.6	1,760.4	1,684.3	1,524.5	2,040.8	7,010.0	2,538.6
Non cash op. exp.	6,087.3	541.9	702.9	351.9	964.6	2,561.3	361.3	388.6	402.1	499.2	1,651.2	566.8
Adjusted total op. exp.	6,517.4	2,137.4	2,300.3	895.1	1,753.5	7,086.3	1,399.1	1,295.7	1,122.4	1,541.6	5,358.8	1,971.8
Adj. operating income (expense)	**($4,717.8)**	**($861.5)**	**($325.1)**	**$1,276.9**	**$286.3**	**$376.6**	**($469.6)**	**($23.1)**	**($127.1)**	**($391.6)**	**($1,011.4)**	**($735.2)**

- Q3 2010 first quarter under new management team
- Immediate and growing success demonstrated from restructuring activities and new growth initiatives
- Consistently operating the business at significantly reduced spend levels while growing the underlying customer base and reported revenues

Balance sheet

As of 3/31/2012, pro forma for subsequent equity offering

$ in 000's

Current assets:	
Cash	$4,992.4 *
A/R	1,943.5
Inventory	3,261.3
Prepaid expenses	44.1
Total current assets	$10,241.3
PP&E	$3,005.3
Goodwill	1,832.0
Patents, net	2,382.9
Other assets	37.5
Total assets	$17,499.0
LIABILITIES AND SHAREHOLDER EQUITY	
Current liabilities:	
A/P	$3,472.3
Deferred revenue	515.8
Accrued liabilities	1,103.2
Total current liabilities	$5,091.3
Shareholder equity	$12,407.7 *
Total liabilities and SE	$17,499.0

Primary shares outstanding	36,523.3 *
Series A preferred stock:	
Shares outstanding	11.0
7% cumulative cash dividend	
Common stock equivalent shares	NA
Series B convertible preferred stock:	
Shares outstanding	66.9
Conversion price	$0.75
7% PIK dividend	
Common stock equivalent shares	8,920.0

* **Reflects May 2012 Private placement raising $3.5 million issuing 2.5 million shares**

Leveraging capable mobile computers to capture and provide additional information at the point of care..


SURGICOUNT
MEDICAL
Safety-Sponge
Camera
Checklist
Implant
MORE
Specimen
SCAN

- Image, audio and video capture
  - Secure camera application
  - Correct site surgery verification
- Intra-facility communication
- Safe surgery checklist performance and documentation tool
- Capturing other barcoded items
  - Specimens
  - Blood
  - Implant (UDI)
  - Billing items
  - Instrument trays

…and managing that data for improved patient safety, efficiency and reduced costs


SurgiCount
360
Cloud
AB+

Summary

- PST provides the market leading solution to a large, profitable and accelerating category and is well positioned to become the standard of care
- Significant evidence supporting clinical efficacy and economic rationale
- Compelling customer value proposition
  - Improved patient outcomes, reduced preventable costs
- World class, growing customer base
- Attractive business model with significant operating leverage
- Accelerating market penetration
  - Recent growth of installed base not yet fully reflected in reported financials
  - 80 additional facilities under contract / expected to implement during Q2 and early Q3 2012
- Expanding product offering to drive continued penetration and additional revenue opportunities